MassMutual Corporate Investors

                               2001 Annual Report




G R O W T H

S T R E N G T H

D I V E R S I T Y
















[LOGO]

                                                  MassMutual Corporate Investors

Investment Objective and Policy

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The principal investments are long-term corporate debt obligations and occasionally preferred stocks purchased directly from issuers. These provide a fixed yield and potential capital gains through warrants, conversion rights, or other equity features which are a prerequisite to every private placement purchased.

The Trust holds investments in a number of companies that are not publicly traded at this time. Capital gains may be realized on holdings of private companies through various methods, including directly negotiated sales, put options and initial public offerings of stock.

The Trust is managed on a total return basis. Based on change in net asset value with reinvested dividends, the Trust was ranked #1 for the five- and ten-year periods (out of 297 and 147 funds, respectively) ended December 31, 2001 among the closed-end bond funds tracked by Lipper, Inc. Dividends are paid to shareholders quarterly in January, May, August and November. The Trust intends to distribute nearly all of its net income to shareholders each year. Dividends are paid in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the MassMutual Corporate Investors Annual Meeting of Shareholders, which will be held on April 19, 2002 at 2:00 p.m. in Springfield, Massachusetts.

          MassMutual Corporate Investors is a closed-end investment company,
[PHOTO] first offered to the public nearly 30 years ago and is listed on the New York Stock Exchange.

                 [PHOTO OF ROBERT E. JOYAL AND STUART H. REESE]

          Robert E. Joyal, CFA               Stuart H. Reese, CFA
          President                          Chairman

Accumulated value of $100 reinvested in MassMutual Corporate Investors vs. the average of stocks and bonds


                        Value of $100 invested 01/01/77


                           [LINE GRAPH APPEARS HERE]




MassMutual Corporate Investors(1)

S&P Industrial Index(2)

50% S&P Industrial Index and
50% Lehman Brothers Government/
Credit Bond Index

Lehman Brothers Government/
Credit Bond Index(3)


1 The Trust's return reflects change in the net asset value per share assuming reinvestment of all distributions. Past performance is no indicator of future results.

2 The S&P Industrial Index is a capitalization-weighted index of stocks designed to measure the performance of the industrial sector of the Standard and Poor's 500 Index(R) (the S&P 500 Index(R) minus financials, utilities and transportation stocks). The index does not incur expenses and cannot be purchased directly by investors.

3 The Lehman Brothers Government/Credit Bond Index (formerly Lehman Brothers Government/Corporate Bond Index) is an unmanaged measure of major U.S. Government and investment grade corporate bonds with more than one year remaining until the scheduled payment of principal. The index does not incur expenses and cannot be purchased directly by investors.

                                                  MassMutual Corporate Investors

To Our Shareholders

I am pleased to share with you MassMutual Corporate Investors' (the "Trust") Annual Report covering the year ended December 31, 2001. This past year is one that will be imbedded in our consciousness for a great many years. In addition to the events of September 11th that touched all of our lives, 2001 was a challenging year at every level. The American economy softened through the year as unemployment rose, corporate performance was weak and the stock market continued to lose value. The Federal Reserve Board, led by Chairman Alan Greenspan, attempted to solidify the economy by lowering rates 11 times throughout the year; but their action was to no avail. By early August, the S&P 500 had already lost more than 7% for the year. The events of September 11 solidified a downturn that was already in place. On the positive side, the reduction in rates more than compensated for increasing credit concerns and resulted in the Lehman Brothers Government/Credit Bond Index increasing 8.5% in 2001.

The tough market environment had a significant impact on Initial Public Offerings (IPOs). The market for IPOs was white hot in 1999 and early 2000, led by technology issues. In the year 2000, 386 companies went public, raising roughly $60 billion as a whole. But then the Internet bubble burst. A severely weakened NASDAQ soured the market for new issues in 2001. IPO activity dropped by two thirds, as only 111 companies went public in 2001.

The leveraged-buyout activity dropped considerably during 2001. The number of transactions decreased by 50% to 171, representing a volume of $10 billion, which was down 75% from the previous year. The deals that closed in this market typically required more equity than in previous years, as lenders reduced the amount of leverage that they were willing to accept.

The year closed with the NASDAQ down by 21.1%, the S&P 500 down 11.9% and the Dow Jones Industrial Average down 5.4% for the year. Investors heaved a collective sigh of relief, and hoped the new year would bring better news.

This past year brought home to us the core investment thesis that we believe is critical to the success of the Trust: investing in companies that

          The Trust's total rate of return for the year, as measured by the change in the net asset value with reinvested dividends, amounted to
[PHOTO] 5.9%. This compares favorably to the average of the S&P 500 at a negative 11.9% and the Lehman Brothers Government/Credit Bond Index at 8.5%.

Total Annual Return (as of 12/31 each year)

                                   1997      1998      1999      2000      2001
                                   ----      ----      ----      ----      ----

MassMutual                         27.14     17.12     7.53      7.28      5.91
Corporate Investors
(Based on earnings
and change in net
asset value)

S&P Industrial                     31.04     33.77    25.89    -16.26    -11.67
Index

Lehman Brothers                     9.75      9.46    -2.15     11.84      8.50
Government/Credit Bond Index*

*Formerly Lehman Brothers Government/Corporate Bond Index

[PHOTO OF STEPHEN L. KUHN, CLIFFORD M. NOREEN & CHARLES C. MCCOBB]
Left to right: Stephen L. Kuhn, Vice President and Secretary; Clifford M. Noreen, Vice President; Charles C. McCobb, CFA, Vice President and Chief Financial Officer


offer a strong fundamental business proposition, that demonstrate good cash flow, and are managed by people of high ethics who are talented, experienced managers. We look to invest in the everyday products and services that will always be important, regardless of the economic climate.

Over time, we expect the Trust's return to be positioned in-between the returns that are produced by the bond and stock markets. The Trust's total rate of return for the year, as measured by the change in the net asset value with reinvested dividends, amounted to 5.9%. This compares favorably to the average of the S&P 500 at a negative 11.9% and the Lehman Brothers Government/Credit Bond Index at 8.5%. The Trust's total net assets amounted to $175.1 million at the end of 2001. Dividends totaling $1.88 per share ($.47 per quarter) were distributed during the year. The net asset value per share decreased from $20.74 in 2000 to $20.07 in 2001.

While the Trust was able to maintain its $.47 per share quarterly dividend throughout the year, the current dividend level may not be sustainable in 2002. The current normalized quarterly earnings of the Trust are approximately $.40 per share. The decline in earnings is generally attributable to the recent economic environment, which resulted in both a continued decline in interest rates and recessionary conditions adversely impacting the ability of some borrowers to pay their obligations. Portfolio earnings are unlikely to rebound to the $.47 per share level in the near future. This dividend has been maintained in current quarters by the distribution of short-term capital gains, which cannot necessarily be counted on to sustain future distributions.

          This past year brought home to us the core investment thesis that we believe is critical to the success of the Trust: investing in
[PHOTO] companies that offer a strong fundamental business proposition, that demonstrate good cash flow, and are managed by people of high ethics who are talented, experienced managers.

                                                  MassMutual Corporate Investors

Overall, the Trust closed 13 deals in 2001, including 9 new investments and 4 additions to current positions. Among the new holdings in the portfolio:

o Coining Corporation of America,
a manufacturer of close tolerance parts and metal stampings.

o Dexter Magnetics Technologies, Inc.,
a designer, fabricator, assembler and distributor of industrial magnets and subassemblies in North America and Europe.

o DHD Healthcare, Inc.,
a designer, manufacturer and distributor of plastic, non-invasive medical devices used for respiratory care.

o Kenan-Advantage Transport Company,
a transporter of light petroleum, petrochemicals, lubricants and residual fuels.

o PGT Industries,
a manufacturer of residential windows and patio doors and a provider of custom patio rooms and porch enclosures.

You will find details of all the Trust's holdings in the Consolidated Schedule of Investments.


[PHOTO] The Trust will continue its disciplined approach of focusing on investing in companies that offer good value on a risk-adjusted basis.



[PHOTO OF RICHARD E. SPENCER, II, MICHAEL L. KLOFAS, MICHAEL P. HERMSEN & RICHARD C. MORRISON]
Officers of the Trust (left to right): Richard E. Spencer, II, Michael L. Klofas, Michael P. Hermsen, Richard C. Morrison

Preview of 2002

Although the current economic environment remains challenging, we believe that this is an opportune time to invest for the future. As an example, one of the types of investments that the Trust makes consists of Senior or Subordinated Notes issued by companies that are being purchased in a leveraged-buyout. Leveraged-buyout opportunities have become significantly more conservative during the past year, as sponsors have been required to contribute a higher percentage of equity to the deal resulting in less leverage to the Senior and Subordinated Notes.

The Trust will continue its disciplined approach of focusing on investing in companies that offer good value on a risk-adjusted basis. We believe that our investment approach has provided solid returns in the past and is particularly well suited to do so in this unsettled future.

Sincerely,

/s/ Robert Joyal
--------------------------
Robert Joyal
President

Tax Information

2001 Dividend Payments     Record Date     Net Investment Income     Short-Term Gains     Tax Effect
-----------------------------------------------------------------------------------------------------
Regular                      5/8/01               0.3846                  0.0854
                             8/3/01               0.4700                     -
                           10/31/01               0.4700                     -
                           12/31/01               0.4700                     -
-----------------------------------------------------------------------------------------------------
Total Dividends          1.7946    0.0854    $1.88

The Trust did not have net long-term capital gains in 2001.
-----------------------------------------------------------

Annual Dividend          Qualified for Dividend Received Deduction*        Interest Earned on Gov't. Obligations
Amount per Share         Percent                  Amount per Share         Percent              Amount per Share
----------------------------------------------------------------------------------------------------------------
$1.88                    2.95489%                         0.055552         0.02%                          0.0000

* Not available to individual shareholders.

Financial Report

               Consolidated Statements of Assets and Liabilities            8

               Consolidated Statements of Operations                        9

               Consolidated Statements of Cash Flows                       10

               Consolidated Statements of Changes in Net Assets            11

               Consolidated Selected Financial Highlights                  12

               Consolidated Schedule of Investments                     13-32

               Notes to Consolidated Financial Statements               33-35

               Interested Trustees                                         36

               Independent Trustees                                        37

               Independent Auditors' Report                                38

MassMutual Corporate Investors

Consolidated Statements of Assets and Liabilities

DECEMBER 31, 2001 AND 2000

                                                                                  2001             2000
ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost 2001 - $197,075,841; 2000 - $197,300,778)                           $ 165,049,591    $ 176,899,997
  Corporate public securities at market value
    (Cost 2001 - $21,113,626; 2000 - $30,146,217)                                17,867,779       22,247,567
  Short-term securities at cost plus earned discount which
    approximates market value                                                    10,543,243        6,964,699
------------------------------------------------------------------------------------------------------------
                                                                                193,460,613      206,112,263
Cash                                                                              2,279,910        1,077,699
Interest and dividends receivable, net                                            4,197,482        4,601,363
Receivable for investments sold                                                     233,314        1,241,408
------------------------------------------------------------------------------------------------------------
    Total assets                                                              $ 200,171,319    $ 213,032,733
============================================================================================================

LIABILITIES:
Dividend payable                                                              $   4,100,864    $  11,764,868
Payable for investments purchased                                                         -          725,788
Management fee payable                                                              658,419          597,105
Note payable                                                                     20,000,000       20,000,000
Interest payable                                                                    187,711          187,711
Accrued expenses                                                                    101,295          113,128
Accounts payable                                                                     10,483          353,516
Accrued taxes                                                                             -        1,160,120
------------------------------------------------------------------------------------------------------------
    Total liabilities                                                            25,058,772       34,902,236
------------------------------------------------------------------------------------------------------------

NET ASSETS:
Common shares, par value $1.00 per share; an unlimited number authorized          8,725,242        8,587,495
Additional paid-in capital                                                       98,991,865       96,064,219
Retained net realized gain on investments, prior years                          100,353,354       98,201,268
Undistributed net investment income                                                 234,208          939,837
Undistributed net realized gain on investments                                    2,079,975        2,637,109
Net unrealized depreciation of investments                                      (35,272,097)     (28,299,431)
------------------------------------------------------------------------------------------------------------
    Total net assets                                                            175,112,547      178,130,497
------------------------------------------------------------------------------------------------------------

    Total liabilities and net assets                                          $ 200,171,319    $ 213,032,733
============================================================================================================

Common shares issued and outstanding                                              8,725,242        8,587,495
============================================================================================================

Net asset value per share                                                     $       20.07    $       20.74
============================================================================================================

See Notes to Financial Statements.

MassMutual Corporate Investors

Consolidated Statements of Operations

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                  2001             2000
INVESTMENT INCOME:
Interest                                                                      $  19,005,030    $  20,494,108
Dividends                                                                           484,706          417,888
------------------------------------------------------------------------------------------------------------
    Total income                                                                 19,489,736       20,911,996
------------------------------------------------------------------------------------------------------------

EXPENSES:
Management fees                                                                   2,704,609        2,410,765
Trustees' fees and expenses                                                         132,122          140,139
Transfer agent/registrar's expenses                                                  36,000           68,000
Interest                                                                          1,515,397        1,136,507
Reports to shareholders                                                             105,000           94,000
Audit and legal                                                                      80,688           63,582
Other                                                                                58,786          130,159
------------------------------------------------------------------------------------------------------------
    Total expenses                                                                4,632,602        4,043,152
------------------------------------------------------------------------------------------------------------

Net investment income (2001 - $1.70 per share; 2000 - $1.96 per share)           14,857,134       16,868,844
------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on investments                                                      2,340,659       10,191,648
Provision for federal income taxes                                                        -       (1,160,120)
------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                  2,340,659        9,031,528
Net change in unrealized depreciation of investments                             (6,972,666)     (13,029,149)
------------------------------------------------------------------------------------------------------------
    Net loss on investments                                                      (4,632,007)      (3,997,621)
------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations                          $  10,225,127    $  12,871,223
============================================================================================================

See Notes to Financial Statements.

MassMutual Corporate Investors

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                  2001             2000
NET INCREASE IN CASH:
Cash flows from operating activities:

  Interest and dividends received                                             $  18,409,290    $  18,606,011
  Interest expense paid                                                          (1,515,397)      (1,085,007)
  Operating expenses paid                                                        (3,410,757)      (2,397,218)
  Federal income tax paid                                                        (1,160,120)      (7,499,999)
------------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                    12,323,016        7,623,787
------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  (Decrease) increase in short-term portfolio securities, net                    (3,257,071)       7,590,766
  Purchase of portfolio securities                                              (47,296,277)    (124,946,860)
  Proceeds from disposition of portfolio securities                              60,339,624      135,075,183
------------------------------------------------------------------------------------------------------------
    Net cash provided by investing activities                                     9,786,276       17,719,089
------------------------------------------------------------------------------------------------------------
    Net cash provided by operating and investing activities                      22,109,292      25,342, 876
------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Increase in receipts for shares issued on reinvestment of dividends             3,097,428                -
  Cash dividends paid from net investment income                                (16,379,360)     (15,858,240)
  Cash dividends paid from net realized gain on investments                      (7,625,149)      (8,616,121)
------------------------------------------------------------------------------------------------------------
    Net cash used for financing activities                                      (20,907,081)     (24,474,361)
------------------------------------------------------------------------------------------------------------

Net increase in cash                                                              1,202,211          868,515
Cash - beginning of year                                                          1,077,699          209,184
------------------------------------------------------------------------------------------------------------
Cash - end of year                                                            $   2,279,910    $   1,077,699
============================================================================================================

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
Net decrease in net assets resulting from operations                          $  10,225,127    $  12,871,223
------------------------------------------------------------------------------------------------------------
  Decrease in investments                                                        12,651,650      19,482, 205
  Decrease (increase) in interest and dividends receivable, net                     403,881         (933,390)
  Decrease (increase) in receivable for investments sold                          1,008,094       (1,023,996)
  (Decrease) increase in payable for investments purchased                         (725,788)         725,788
  Increase in management fee payable                                                 61,314          123,519
  Increase in interest payable                                                            -           51,500
  (Decrease) increase in accounts payable                                          (343,033)         353,516
  (Decrease) increase in accrued expenses                                           (11,833)          32,390
  Decrease in accrued taxes                                                      (1,160,120)      (6,339,879)
------------------------------------------------------------------------------------------------------------
    Total adjustments to net assets from operations                              11,884,165       12,471,653
------------------------------------------------------------------------------------------------------------
    Net cash provided by operating and investing activities                   $  22,109,292    $  25,342,876
============================================================================================================

See Notes to Financial Statements.

MassMutual Corporate Investors

Consolidated Statements of Changes in Net Assets

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                  2001             2000
DECREASE IN NET ASSETS:
Operations:
  Net investment income                                                       $  14,857,134    $  16,868,844
  Net realized gain on investments                                                2,340,659        9,031,528
  Net change in unrealized depreciation of investments                           (6,972,666)     (13,029,149)
------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           10,225,127       12,871,223

  Net increase in shares of beneficial interest transactions                      3,097,428                -

Dividends to shareholders from:
  Net investment income (2001 - $1.79 per share; 2000 - $1.96 per share)        (15,594,798)     (16,822,044)
  Net realized gains on investments (2001 - $.09 per share;
    2000 - $.80 per share)                                                         (745,707)      (6,879,442)
------------------------------------------------------------------------------------------------------------
    Total decrease in net assets                                                 (3,017,950)     (10,830,263)

Net Assets, beginning of year                                                   178,130,497      188,960,760
------------------------------------------------------------------------------------------------------------

Net Assets, end of year (including undistributed net
  investment income in 2001 - $234,208; 2000 - $939,837)                      $ 175,112,547    $ 178,130,497
============================================================================================================

See Notes to Financial Statements.

MassMutual Corporate Investors

Consolidated Selected Financial Highlights

SELECTED DATA FOR EACH COMMON SHARE OUTSTANDING:

                                                                           For the years ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                               2001     2000     1999     1998     1997     1996     1995     1994     1993    1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value:
  Beginning of year                        $ 20.74  $ 22.00  $ 23.87  $ 22.65  $ 20.23  $ 19.80  $ 16.47  $ 17.47  $ 15.38  $ 14.37
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income                         1.70     1.96     1.80     1.62     1.49     1.32     1.32     1.16     1.08     1.11
Net realized and unrealized
  (loss) gain on investments                 (0.53)   (0.46)   (0.94)    1.51     2.87     0.92     3.88    (0.76)    2.41     1.30
-----------------------------------------------------------------------------------------------------------------------------------

Total from investment operations              1.17     1.50     0.86     3.13     4.36     2.24     5.20     0.40     3.49     2.41
-----------------------------------------------------------------------------------------------------------------------------------

Dividends from net investment
  income to common shareholders              (1.79)   (1.96)   (1.73)   (1.60)   (1.42)   (1.35)   (1.32)   (1.16)   (1.08)   (1.12)

Distributions from net realized gain on
  investments to common shareholders         (0.09)   (0.80)   (1.00)   (0.31)   (0.52)   (0.46)   (0.55)   (0.24)   (0.32)   (0.28)

Change from issuance of shares                0.04     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                          (1.84)   (2.76)   (2.73)   (1.91)   (1.94)   (1.81)   (1.87)   (1.40)   (1.40)   (1.40)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value: End of year               $ 20.07  $ 20.74  $ 22.00  $ 23.87  $ 22.65  $ 20.23  $ 19.80  $ 16.47  $ 17.47  $ 15.38
-----------------------------------------------------------------------------------------------------------------------------------
Per share market value: End of year        $ 20.70  $ 22.00  $ 21.38  $ 23.31  $ 25.75  $ 19.25  $ 17.88  $ 15.57  $ 14.88  $ 13.07
===================================================================================================================================

Total investment return
  Market value                               1.88%   17.55%    7.35%    0.77%   52.43%   22.44%   29.19%   14.03%   24.84%    3.18%
  Net asset value                            5.91%    7.28%    7.53%   17.12%   27.14%   15.42%   33.76%    2.36%   23.41%   17.36%

Net assets (in millions):
  End of period                            $175.11  $178.13  $188.96  $205.02  $192.86  $172.27  $168.56  $140.20  $148.70  $131.00

Ratio of operating expenses
  to average net assets                      1.72%    1.47%    1.30%    1.62%    1.69%    1.70%    1.78%    1.76%    1.63%    1.27%

Ratio of interest expense
  to average net assets                      0.84%    0.58%    0.52%    0.52%    0.56%    0.61%    0.67%    0.72%    1.30%    1.42%

Ratio of total expenses
  to average net assets                      2.56%    2.05%    1.82%    2.14%    2.25%    2.31%    2.45%    2.48%    2.93%    2.69%

Ratio of net investment income
  to average net assets                      8.20%    8.56%    7.63%    6.76%    6.66%    6.44%    7.09%    6.75%    6.61%    7.44%

Portfolio turnover                          24.48%   59.75%   68.04%   60.14%   66.23%   64.89%   66.90%   46.68%   76.01%   60.59%

All per share amounts have been restated after giving effect to the two-for-one split on the Trust's common shares authorized on December 19, 1997 effective January 20, 1998.

See Notes to Financial Statements.

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities - 94.25%: (A)             or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
Private Placement Investments - 91.07%

ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and countertops for houses and recreational vehicles.

12.5% Subordinated Note due 2010                             $ 2,125,000              2/29/00         $   1,850,672   $   2,104,388
Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                            364 shs.              2/29/00               307,759          37,119
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,158,431       2,141,507
------------------------------------------------------------------------------------------------------------------------------------

ADVENTURE ENTERTAINMENT CORPORATION
An owner and operator of themed family entertainment centers.

19% Senior Subordinated Note due 2004 (B)                    $   207,048              12/9/99               207,048          20,705
7% Redeemable Preferred Stock                                      2,188             10/31/97             2,009,220               -
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                          6,447 shs.             10/31/97                25,005               -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,241,273          20,705
------------------------------------------------------------------------------------------------------------------------------------

ALPHA SHIRT COMPANY
A domestic distributor of imprintable apparel and other related items.

12% Senior Subordinated Note due 2007                        $ 3,181,500              4/30/99             2,832,363       3,243,539
Common Stock (B)                                              1,060 shs.              4/30/99             1,059,950         465,482
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                            576 shs.              4/30/99               445,410         253,119
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,337,723       3,962,140
------------------------------------------------------------------------------------------------------------------------------------

AMERICA'S BODY CO., INC./LCP HOLDING CO.
A designer and manufacturer of commercial work vehicles.

12% Senior Subordinated Note due 2007                        $ 3,500,000              11/2/98             3,108,088       3,231,900
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                             58 shs.              11/2/98               513,333          96,556
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,621,421       3,328,456
------------------------------------------------------------------------------------------------------------------------------------

BETA BRANDS, INC. - T.S.E.
A manufacturer of hard candy and chocolate-coated products sold primarily to the Canadian market.

Senior Secured Revolving Credit Note due 2005                $   634,253             12/23/97               634,253         634,253
Senior Secured Tranche A Floating Rate Note due 2004         $ 2,501,698                    *             2,501,698       1,411,058
17.75% Senior Secured Tranche B Note due 2005                $   867,935             12/23/97               867,935         480,336
Limited Partnership Interest of CM Equity Partners (B)        6.27% int.             12/22/97               783,881           7,868
Warrant, exercisable until 2005, to purchase
  common stock at $.81 per share (B)                        214,419 shs.             12/23/97                     -           2,144
------------------------------------------------------------------------------------------------------------------------------------
*12/23/97 and 1/31/99.                                                                                    4,787,767       2,535,659
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty silica sands.

14% Redeemable Preferred Stock                                  869 shs.              9/30/99         $     531,735   $     511,611
Redeemable Preferred Stock Series A (B)                      42,001 shs.             12/19/96               388,898         330,565
Convertible Preferred Stock Series B, convertible
  into Series B common stock at $9.26 per share (B)          84,002 shs.             12/19/96               777,802         661,129
Common Stock (B)                                             20,027 shs.              9/30/99               799,068         679,208
Warrants, exercisable until 2005 and 2010, to
  purchase Series A and B preferred stock and
  common stock at $.01 per unit (B)                          11,399 shs.                    *               128,502             114
------------------------------------------------------------------------------------------------------------------------------------
*12/19/96 and 9/30/99.                                                                                    2,626,005       2,182,627
------------------------------------------------------------------------------------------------------------------------------------

C & K MANUFACTURING AND SALES COMPANY
A manufacturer and distributor of branded packaging and supply products.

Senior Secured Floating Rate Revolving Credit Facility
  due 2002                                                   $   652,244              8/29/96               652,244         130,449
Senior Secured Series A Floating Rate Term Note due 2002     $ 2,159,798              8/29/96             2,159,798         431,960
12% Series B Term Note due 2004                              $   476,897              8/29/96               466,229          95,379
Membership Interests (B)                                      5.63% int.              8/29/96               125,750               -
Warrant, exercisable until 2004, to purchase
  membership interests at $.01 per interest (B)                  36 int.              8/29/96                26,650               -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,430,671         657,788
------------------------------------------------------------------------------------------------------------------------------------

CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the retail and food service markets.

8% Junior Subordinated Convertible Note due 2004,
  convertible into partnership points at $1,388.89 per point $   108,108              9/29/95               108,108         527,016
Warrant, exercisable until 2006, to purchase
  partnership points at $.01 per point (B)                       39 pts.              9/29/95                50,261         296,453
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            158,369         823,469
------------------------------------------------------------------------------------------------------------------------------------

CAPESUCCESS LLC
A provider of diversified staffing services.

Preferred Membership Interests (B)                            1,882 int.              4/29/00                 8,396           7,556
Common Membership Interests                                  24,318 int.              4/29/00               108,828          97,640
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            117,224         105,196
------------------------------------------------------------------------------------------------------------------------------------

CAPITOL SPECIALTY PLASTICS, INC.
A producer of dessicant strips used for packaging pharmaceuticals products.

Common Stock (B)                                                109 shs.                    *                   503             403
------------------------------------------------------------------------------------------------------------------------------------
*12/30/97 and 5/29/99.
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
CHAPARRAL RESOURCES, INC. - O.T.C.
An international oil and gas exploration and production company.

Common Stock (B)                                                164 shs.              12/3/97         $       6,395   $         223
------------------------------------------------------------------------------------------------------------------------------------

COINING CORPORATION OF AMERICA
A manufacturer of close tolerance parts and metal stampings.

Senior Secured Floating Rate Tranche A Note due 2008         $ 1,436,729              6/26/01             1,436,729       1,427,103
12% Senior Secured Tranche B Note due 2008                   $   648,148              6/26/01               572,238         654,241
Limited Partnership Interest (B)                                324 shs.              6/26/01               324,074         259,259
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                        107,036 shs.              6/26/01                79,398           1,070
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,412,439       2,341,673
------------------------------------------------------------------------------------------------------------------------------------

COLIBRI HOLDINGS CORPORATION
A manufacturer and distributor of wild bird feeders and accessories.

12.5% Senior Subordinated Note due 2008                      $ 1,593,750              9/22/00             1,351,399       1,490,316
28% Preferred Stock                                              71 shs.              11/2/01                70,833          68,542
Common Stock (B)                                              1,429 shs.              9/22/00               531,250         478,120
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                            843 shs.              9/22/00               265,625               8
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,219,107       2,036,986
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER PRODUCT ENTERPRISES, INC.
A manufacturer of colored acrylic felt for consumer use.

Senior Secured Floating Rate Revolving Credit Note due 2003  $   742,085              12/8/95               742,085         371,042
10.75% Senior Secured Term Note due 2003                     $   613,774              12/8/95               613,774         306,887
12% Senior Subordinated Note due 2005                        $   800,575              12/8/95               776,421         200,144
Common Stock (B)                                            184,560 shs.              12/8/95               184,560               -
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                        138,420 shs.              12/8/95                50,853               -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,367,693         878,073
------------------------------------------------------------------------------------------------------------------------------------

CORVEST GROUP, INC.
A manufacturer and distributor of promotional products.

12% Senior Subordinated Note due 2007                        $ 3,863,636                    *             3,635,249       3,787,522
Common Stock (B)                                                 56 shs.                    *                96,591          10,526
Limited Partnership Interest (B)                             19.32% int.                    *               287,805         215,852
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                            183 shs.                    *               297,203          34,392
------------------------------------------------------------------------------------------------------------------------------------
*3/5/99 and 3/24/99.                                                                                      4,316,848       4,048,292
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler, and distributor of industrial magnets and subassemblies in North America and Europe.

12% Senior Subordinated Note due 2006                        $ 1,539,855              7/19/01         $   1,302,181   $   1,532,464
Common Stock (B)                                                585 shs.              7/19/01               585,145         526,635
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                            297 shs.              7/19/01               250,611               3
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,137,937       2,059,102
------------------------------------------------------------------------------------------------------------------------------------

DHD HEALTHCARE, INC.
A designer, manufacturer and distributor of plastic, non-invasive medical devices used for respiratory care.

Senior Secured Floating Rate Tranche A Note due 2008         $ 1,394,530               2/8/01             1,394,530       1,375,425
12% Senior Secured Tranche B Note due 2009                   $   574,220               2/8/01               492,190         563,023
Limited Partnership Interest of Riverside
  Capital Appreciation Fund III, L.P. (B)                          2.81%               2/8/01               163,896         131,117
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                            927 shs.               2/8/01                82,030               9
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,132,646       2,069,574
------------------------------------------------------------------------------------------------------------------------------------

DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive security systems, audio products, and installation accessories.

12% Senior Subordinated Note due 2007                        $ 3,355,267             12/22/99             3,007,733       3,458,610
8% Convertible Class B Subordinated
  Promissory Note due 2008                                   $    74,562             12/22/99                74,562          74,815
Class B Common Stock (B)                                     26,097 shs.             12/22/99               260,965         234,869
Limited Partnership Interest                                  8.70% int.             12/22/99               530,046         477,044
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                         45,255 shs.             12/22/99               413,816             453
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,287,122       4,245,791
------------------------------------------------------------------------------------------------------------------------------------

DIVERSCO, INC./ DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.

Membership Interests of MM/ Lincap
  Diversco Investments Ltd. LLC (B)                           3.48% int.              8/27/98               734,090               -
Preferred Stock (B)                                           3,278 shs.             12/14/01             2,784,133       1,311,204
Common Stock (B)                                              9,725 shs.             12/14/01
Warrants, exercisable until 2003 & 2011, to purchase
  common stock of DHI Holdings, Inc. at $.01 per share (B)    3,627 shs.                    *               403,427               -
------------------------------------------------------------------------------------------------------------------------------------
*10/24/96 and 8/28/98.                                                                                    3,921,650       1,311,204
------------------------------------------------------------------------------------------------------------------------------------

EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in other entities.

Limited Partnership Interest                                 32,191 int.               1/1/01                32,191          28,972
------------------------------------------------------------------------------------------------------------------------------------

16

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural medicines and nutritional supplements.

12% Senior Subordinated Note due 2009                        $ 1,593,750              3/30/00         $   1,343,958   $   1,567,931
Limited Partnership Interest (B)                              1.43% int.              3/30/00               531,250         478,125
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                            478 shs.              3/30/00               255,000               5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,130,208       2,046,061
------------------------------------------------------------------------------------------------------------------------------------

EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.

Senior Secured Tranche A Floating Rate Note due 2005         $ 1,085,800               3/2/98             1,085,800       1,057,352
8.85% Senior Secured Tranche A Note due 2005                 $ 1,085,800               3/2/98             1,085,800       1,023,801
11.75% Senior Secured Tranche B Note due 2006                $   700,000               3/2/98               627,380         690,620
Senior Secured Floating Rate Revolving Credit
  Facility due 2005                                          $   240,000               3/2/98               240,000         233,088
Common Stock (B)                                             26,906 shs.              2/11/98                94,880          75,905
Limited Partnership Interest of CM Equity Partners (B)      126,445 int.              2/11/98               126,648         101,156
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                         34,783 shs.               3/2/98               112,000             348
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,372,508       3,182,270
------------------------------------------------------------------------------------------------------------------------------------

EVOLVE SOFTWARE, INC.
A provider of Internet-based end-to-end solutions for automating professional services organizations.

Common Stock (B)                                                175 shs.              4/20/01                   735              58
------------------------------------------------------------------------------------------------------------------------------------

EXAMINATION MANAGEMENT SERVICES, INC.
A national full-service evidence provider to the insurance industry and a provider of occupational health testing.

12% Senior Subordinated Note due 2007                        $ 2,109,637              3/16/99             1,975,085       1,916,394
Limited Partnership Interest (B)                              5.27% int.               3/1/99             2,140,363       1,712,290
Warrants, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                         77,233 shs.              3/16/99               175,803             772
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,291,251       3,629,456
------------------------------------------------------------------------------------------------------------------------------------

FAIRMARKET, INC.
A developer and deliverer of e-business selling and marketing solutions for retailers, distributors, and manufacturers.

Common Stock (B)                                                217 shs.              4/20/01                   371             219
------------------------------------------------------------------------------------------------------------------------------------

FASTENERS FOR RETAIL, INC.
A designer and marketer of low-cost fasteners for point of purchase displays and signage in retail environments.

12.5% Senior Subordinated Note due 2007                      $ 3,650,000             12/22/99             3,259,303       3,796,000
Class B Common Stock (B)                                        600 shs.             12/22/99               600,000         480,000
Warrant, exercisable until 2007, to purchase
  common stock at $.02 per share (B)                            589 shs.             12/22/99               462,927               6
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,322,230       4,276,006
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
G C-SUN HOLDINGS, L.P.
A value-added national distributor of maintenance, repair and operating supplies such as fasteners, electrical components and tools.

12% Senior Subordinated Note due 2008                        $ 1,725,000               3/2/00         $   1,423,481   $   1,629,090
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                            880 shs.               3/2/00               347,288          71,086
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1,770,769       1,700,176
------------------------------------------------------------------------------------------------------------------------------------

GRAND EXPEDITIONS, INC.
A luxury travel tour operation provider.

15% Senior Subordinated Note due 2010 (B)                    $ 2,125,000              6/21/01             1,117,467       1,275,000
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                         10,018 shs.              6/21/01             1,007,533             100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,125,000       1,275,100
------------------------------------------------------------------------------------------------------------------------------------

HAMILTON FUNERAL SERVICES CENTERS, INC.
The largest privately held owner and operator of funeral homes in the United States.

16.5% Senior Subordinated Note due 2007                      $ 3,593,136                    *             3,593,136       1,796,568
Warrant, exercisable until 2007, to purchase
  common stock at $1 per share (B)                          338,280 shs.                    *                48,447               -
------------------------------------------------------------------------------------------------------------------------------------
*1/25/99 and 7/16/99.                                                                                     3,641,583       1,796,568
------------------------------------------------------------------------------------------------------------------------------------

HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.

Series A Preferred Units (B)                                100,000 uts.              7/21/94               514,014         700,000
------------------------------------------------------------------------------------------------------------------------------------

HUSSEY SEATING COMPANY
A manufacturer of spectator seating products.

Senior Secured Floating Rate Revolving Note due 2006         $ 1,282,500              6/12/96             1,282,500         832,599
Senior Secured Floating Rate Note due 2006                   $ 1,203,750                    *             1,203,750         781,474
Preferred Stock                                              13,500 shs.              6/12/96             1,223,211         405,000
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                          7,744 shs.                   **               225,000               -
------------------------------------------------------------------------------------------------------------------------------------
*6/12/96 and 6/11/99.                                                                                     3,934,461       2,019,073
------------------------------------------------------------------------------------------------------------------------------------
**6/12/96 and 1/19/00.
------------------------------------------------------------------------------------------------------------------------------------

IBEAM BROADCASTING CORPORATION
A provider of an Internet broadcast network that delivers streaming media with viewing and listening quality.

Common Stock (B)                                                461 shs.              4/20/01                 2,360              10
------------------------------------------------------------------------------------------------------------------------------------

IMMEDIENT CORPORATION
A provider of diversified staffing services.

Common Stock (B)                                              6,855 shs.              4/29/00                37,702          33,932
------------------------------------------------------------------------------------------------------------------------------------

18

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.

11% Senior Secured Note due 2007                             $ 1,963,781               6/1/00         $   1,913,428   $   1,852,198
Common Stock (B)                                                228 shs.               6/1/00               262,200         209,760
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,175,628       2,061,958
------------------------------------------------------------------------------------------------------------------------------------

JACKSON PRODUCTS, INC.
A manufacturer and distributor of a variety of industrial and highway safety products.

Common Stock (B)                                                226 shs.              8/16/95                22,634          54,887
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                          1,042 shs.              8/16/95                95,627         252,395
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            118,261         307,282
------------------------------------------------------------------------------------------------------------------------------------

JASON, INC.
A diversified manufacturing company serving various industrial markets.

13% Senior Subordinated Note due 2008                        $   963,687               8/4/00               859,228         933,813
14% Cumulative Redeemable Preferred Stock Series A              289 shs.               8/4/00               289,224         276,494
Limited Partnership Interest of Saw Mill Capital
  Fund II, L.P. (B)                                           2.52% int.               8/3/00               886,550         709,506
Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                         50,870 shs.               8/4/00               115,412          21,518
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,150,414       1,941,331
------------------------------------------------------------------------------------------------------------------------------------

KAPPLER SAFETY GROUP, INC.
A manufacturer of protective apparel for the industrial /safety, clean room and healthcare markets.

Warrant, exercisable until 2004, to purchase
  common stock at $.01 per share (B)                         57,418 shs.              12/2/96               333,300               -
------------------------------------------------------------------------------------------------------------------------------------

KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and notions to consumers.

Senior Secured Floating Rate Tranche A Note due 2007         $ 1,220,035              6/16/00             1,220,035       1,207,224
12% Senior Secured Tranche B Note due 2008                   $   550,392              6/16/00               510,020         551,823
Limited Partnership Interest of Riverside XVI Holding
  Company, L.P. (B)                                           5.29% int.              6/12/00               412,888         374,407
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                          1,108 shs.              6/12/00                45,866              11
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,188,809       2,133,465
------------------------------------------------------------------------------------------------------------------------------------

KENAN-ADVANTAGE TRANSPORT COMPANY
A transporter of light petroleum, petrochemicals, lubricants, and residual fuels.

12.5% Senior Subordinated Note due 2009                      $ 1,817,435              4/30/01             1,817,435       1,819,071
Preferred Stock (B)                                             307 shs.              4/30/01               307,000         245,600
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                            269 shs.              4/30/01                    14               3
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,124,449       2,064,674
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
LANCASTER LABORATORIES, INC.
One of the largest laboratory testing operations in the United States.

12% Senior Subordinated Note due 2007                        $ 1,669,643              9/25/00         $   1,358,153   $   1,655,451
Common Stock (B)                                            455,357 shs.              9/25/00               455,357         409,821
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                        405,485 shs.              9/25/00               348,348           4,055
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,161,858       2,069,327
------------------------------------------------------------------------------------------------------------------------------------

LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.

12.5% Senior Subordinated Note due 2006                      $ 3,845,000                    *             3,367,408       3,558,932
Common Stock (B)                                             58,001 shs.                    *               406,003          12,064
Warrant, exercisable until 2006, to purchase
  common stock at $.11 per share (B)                        108,404 shs.                    *               602,127          13,009
------------------------------------------------------------------------------------------------------------------------------------
*12/23/98 and 1/28/99.                                                                                    4,375,538       3,584,005
------------------------------------------------------------------------------------------------------------------------------------

MAGNETIC DATA TECHNOLOGIES, INC./MDT HOLDINGS LLC
A provider of post-sales and warranty repair services to electronic component manufacturers.

12% Senior Subordinated Note due 2007                        $ 2,700,000               4/8/99             2,221,818       2,015,280
Limited Partnership Interest of MDT Holdings LLC (B)          4.18% int.               4/8/99             1,099,500         109,950
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                        665,776 shs.               4/8/99               603,257           6,658
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,924,575       2,131,888
------------------------------------------------------------------------------------------------------------------------------------

MAXTEC INTERNATIONAL CORP.
A manufacturer and distributor of remote control operating systems for overhead cranes.

Senior Floating Rate Revolving Credit Facility due 2002      $   461,536              6/28/95               461,536         456,967
Common Stock (B)                                             76,923 shs.              6/28/95               230,769         207,692
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                         39,563 shs.              6/28/95               171,429             396
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            863,734         665,055
------------------------------------------------------------------------------------------------------------------------------------

MERIT INDUSTRIES, INC.
A designer and manufacturer of coin-operated video and dart games.

12% Senior Subordinated Note due 2006                        $ 2,796,524              8/19/98             2,669,780       2,514,076
Limited Partnership Interest of
  Riverside X Holding Company, L.P. (B)                       6.30% int.                    *             1,575,033       1,102,458
Warrant, exercisable until 2006, to purchase
  limited partnership interest at $.01 per share (B)          1,855 int.              8/19/98               185,411              19
------------------------------------------------------------------------------------------------------------------------------------
*8/12/98, 8/11/99 and 3/3/00.                                                                             4,430,224       3,616,553
------------------------------------------------------------------------------------------------------------------------------------

20

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit structures.

Senior Secured Floating Rate Revolving Note due 2005         $   184,910              9/21/00         $     184,910   $     106,989
Senior Secured Tranche A Floating Rate Note due 2007         $ 1,344,800              9/21/00             1,344,800         606,101
12% Senior Secured Tranche B Note due 2008                   $   420,250              9/21/00               383,773         298,546
Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)             6.23% int.              9/20/00               186,899          93,452
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                            463 shs.              9/21/00                40,344               5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,140,726       1,105,093
------------------------------------------------------------------------------------------------------------------------------------

NEXELL THERAPEUTICS, INC.
A provider of cell therapy technology to the medical community.

3% Cumulative Convertible Preferred Stock Series B,
  due 2008, convertible into common stock at $2.75 per share  3,875 shs.             11/24/99             3,875,000       3,865,700
Warrant, exercisable until 2008, to purchase
  common stock at $12 per share (B)                         184,525 shs.             11/24/99                     -           1,845
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,875,000       3,867,545
------------------------------------------------------------------------------------------------------------------------------------

NPC, INC.
A manufacturer of flexible connectors and equipment used in the installation of sewers and storm drain pipelines.

Senior Secured Floating Rate Revolving Note due 2006         $   249,153              6/25/99               249,153         237,717
Senior Secured Floating Rate Note due 2006                   $ 2,758,475              6/25/99             2,758,475       2,677,375
12% Senior Secured Tranche B Note due 2007                   $   978,814              6/25/99               864,638         931,733
Limited Partnership Interest of Riverside XIII Holding
  Company, L.P.                                               4.45% int.              6/11/99               341,189         257,894
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                            201 shs.              6/25/99               142,373               2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,355,828       4,104,721
------------------------------------------------------------------------------------------------------------------------------------

OLYMPIC BOAT CENTERS, INC.
An operator of boat dealerships in Washington state, Wisconsin, Minnesota, and British Columbia.

12% Senior Subordinated Note due 2006                        $ 2,774,000               8/7/98             2,536,653       2,626,978
12% Senior Subordinated Note due 2008                        $   307,071               2/9/00               274,379         295,617
Limited Partnership Interest of Riverside VIII Holding
  Company, L.P. (B)                                          13.14% int.                    *             1,430,542       1,113,378
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                         28,648 shs.                   **               350,400             258
------------------------------------------------------------------------------------------------------------------------------------
*8/7/98, 2/23/99 and 12/22/99.                                                                            4,591,974       4,036,231
------------------------------------------------------------------------------------------------------------------------------------
**8/7/98 and 2/9/00.
------------------------------------------------------------------------------------------------------------------------------------

PAR ACQUISITION CORP.
A manufacturer of fuel handling systems for nuclear power plants and hazardous waste.

Common Stock                                                 83,333 shs.               2/5/93               166,667         513,333
Common Stock - Class B (B)                                  133,333 shs.               2/5/93               333,333         821,333
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            500,000       1,334,666
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.

12% Senior Subordinated Note due 2008                        $ 2,125,000             12/19/00         $   1,878,885   $   2,100,562
Membership Interests of MM/ Lincap PPI Investments,
  Inc., LLC (B)                                             265,625 int.             12/21/00               265,625         212,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,144,510       2,313,062
------------------------------------------------------------------------------------------------------------------------------------

PGT INDUSTRIES, INC.
A manufacturer of residential windows and patio doors and a provider of custom patio rooms and porch enclosures.

12.2% Senior Subordinated Note due 2009                      $ 1,965,000              1/29/01             1,717,805       1,983,471
Common Stock (B)                                                115 shs.              1/29/01               115,000          92,000
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                            325 shs.              1/29/01               264,519               3
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,097,324       2,075,474
------------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICAL BUYERS, INC.
A group purchasing organization which specializes in arranging and negotiating contracts for the purchase of pharmaceutical goods and medical equipment.

10.5% Senior Secured Note due 2005                           $   310,982             11/30/95               310,982         316,891
10.5% Senior Secured Convertible Note due 2005,
  convertible into common stock at $50,000 per share         $   195,000             11/30/95               195,000         213,466
Common Stock                                                      6 shs.             11/30/95               337,500         288,483
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            843,482         818,840
------------------------------------------------------------------------------------------------------------------------------------

PLASSEIN PACKAGING, INC.
A manufacturer of flexible packaging products.

13% Senior Subordinated Note due 2007                        $   739,572              8/15/00               648,507         517,700
12% Junior Subordinated Note due 2008                        $   639,714              8/15/00               449,977         319,857
15% Junior Subordinated Note due 2008                        $    70,445             11/14/01                70,445          35,222
Convertible Preferred Stock, convertible into
  common stock at $1 per share (B)                          288,256 shs.              8/15/00               288,256          86,477
Common Stock (B)                                            446,960 shs.              8/15/00               289,552          86,844
Warrant, exercisable until 2007 and 2008, to purchase
  common stock at $.01 per share (B)                        482,594 shs.              8/15/00                95,840           4,827
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1,842,577       1,050,927
------------------------------------------------------------------------------------------------------------------------------------

POLYMER TECHNOLOGIES, INC./ POLI-TWINE WESTERN, INC.
A leading manufacturer of polypropylene twine for the hay bailing marketplace.

11% Senior Subordinated Note due 2010 (B)                    $ 1,806,250               3/1/00             1,702,709         903,125
10% Junior Subordinated Note due 2010 (B)                    $   239,062               3/1/00               239,062          59,766
Common Stock (B)                                            159,375 shs.               3/1/00                79,688               -
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                        159,000 shs.               3/1/00               103,541               -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,125,000         962,891
------------------------------------------------------------------------------------------------------------------------------------

22

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves and controls.

Senior Secured Floating Rate Revolving Credit Facility
  due 2003                                                   $   782,400              7/22/96         $     782,400   $     762,996
Senior Secured Floating Rate Term Note due 2003              $ 1,874,500              7/22/96             1,874,500       1,835,885
12% Senior Secured Term Note due 2004                        $   489,000              7/22/96               447,511         478,046
8% Preferred Stock                                              352 shs.              7/22/96               231,942         195,458
Common Stock (B)                                                599 shs.              7/22/96                28,978          14,489
Warrant, exercisable until 2004, to purchase
  common stock at $.01 per share (B)                            322 shs.              7/22/96                97,800               3
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,463,131       3,286,877
------------------------------------------------------------------------------------------------------------------------------------

PREMIUM FOODS GROUP
A manufacturer and distributor of branded meat products.

12% Senior Subordinated Note due 2008                        $ 1,821,000              8/29/00             1,516,280       1,835,932
Limited Partnership Interest of MHD Holdings LLC (B)          1.79% int.              8/29/00               804,000         723,600
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                          7,052 shs.              8/29/00               327,071              71
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,647,351       2,559,603
------------------------------------------------------------------------------------------------------------------------------------

PROCESS CHEMICALS LLC
A specialty chemical company that manufactures processed chemicals for the fertilizer, asphalt and concrete industries.

6% Redeemable Preferred Membership Interests                  2,525 int.                    *             2,780,992       2,527,086
Common Membership Interests                                   9,863 int.                    *                13,049          38,802
------------------------------------------------------------------------------------------------------------------------------------
*7/31/97 and 1/4/99.                                                                                      2,794,041       2,565,888
------------------------------------------------------------------------------------------------------------------------------------

PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.

9.8% Redeemable Exchangeable Preferred Stock                  1,004 shs.              8/12/94               100,350          50,175
Common Stock (B)                                              2,046 shs.              8/12/94               126,866               -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            227,216          50,175
------------------------------------------------------------------------------------------------------------------------------------

PW EAGLE, INC. - O.T.C.
An extruder of small and medium diameter plastic pipe and tubing in the United States.

14% Senior Subordinated Note due 2007                        $ 3,434,333              9/16/99             3,434,333       3,227,929
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                        197,040 shs.              9/16/99                     1         730,624
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,434,334       3,958,553
------------------------------------------------------------------------------------------------------------------------------------

RENT-WAY, INC. - O.T.C.
An operator of rent-to-own stores across the United States.

Warrant, exercisable until 2002, to purchase
  common stock at $9.94 per share (B)                        20,000 shs.              7/18/95                     -             200
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
RK POLYMERS LLC
A producer of styrenic block copolymers and highly engineered synthetic elastomers.

13% Senior Subordinated Note due 2011                        $ 2,125,000              2/28/01         $   1,919,531   $   2,102,688
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                            205 shs.              2/28/01               205,469               2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,125,000       2,102,690
------------------------------------------------------------------------------------------------------------------------------------

SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.

Senior Secured Floating Rate Tranche A Note due 2007         $ 2,638,188               6/2/99             2,638,188       2,638,188
12% Senior Secured Tranche B Note Due 2007                   $ 1,130,652               6/2/99             1,130,652       1,142,637
Class B Common Stock (B)                                      1,480 shs.               6/2/99               256,212         219,277
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,025,052       4,000,102
------------------------------------------------------------------------------------------------------------------------------------

SNYDER INDUSTRIES, INC.
A manufacturer of proprietary rotationally molded polyethylene containers.

12.5% Senior Subordinated Note due 2007                      $ 3,125,000              12/6/99             2,766,134       3,126,250
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                            513 shs.              12/6/99               426,136               5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,192,270       3,126,255
------------------------------------------------------------------------------------------------------------------------------------

SPECTAGUARD ACQUISITION LLC
The tenth largest provider of security officers in the United States.

14% Senior Subordinated Note due 2008                        $ 2,043,139               3/1/00             2,007,159       2,054,172
Preferred LLC Interests (B)                                     109 int.               3/1/00               108,854          95,965
Common LLC Interests (B)                                    100,178 int.               3/1/00                14,844          11,871
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                        257,000 shs.               3/1/00                35,980           2,570
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,166,837       2,164,578
------------------------------------------------------------------------------------------------------------------------------------

STAR INTERNATIONAL, INC.
A manufacturer of commercial cooking appliances.

11% Senior Secured Note due 2004                             $ 2,498,350              1/25/00             2,400,405       2,463,626
9.65% Senior Secured Note due 2004                           $   703,881              5/27/94               703,881         686,565
10.5% Subordinated Note due 2004                             $   716,418              5/27/94               716,418         677,087
Common Stock (B)                                              4,310 shs.              5/27/94               259,735         137,874
Warrant, exercisable until 2004, to purchase
  common stock at $.01 per share (B)                          4,621 shs.                    *               171,830         147,780
------------------------------------------------------------------------------------------------------------------------------------
*5/27/94 and 1/25/00.                                                                                     4,252,269       4,112,932
------------------------------------------------------------------------------------------------------------------------------------

24

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC EQUIPMENT & SUPPLY PARTNERS, INC.
A provider of kitchen and restaurant design, equipment fabrication and installation services.

12% Senior Subordinated Note due 2008                        $ 3,875,000              1/14/00         $   3,311,534   $   3,100,000
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                         34,162 shs.              1/14/00               658,750             342
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,970,284       3,100,342
------------------------------------------------------------------------------------------------------------------------------------

SUPREME INDUSTRIES, INC. - A.S.E.
A manufacturer of specialized truck bodies.

Common Stock (B)                                            105,202 shs.                    *               267,325         397,664
Common Stock of TGC Industries, Inc. (B)                      6,361 shs.              9/30/86                 9,497           2,528
------------------------------------------------------------------------------------------------------------------------------------
*5/23/79, 12/15/95 and 6/9/96.                                                                              276,822         400,192
------------------------------------------------------------------------------------------------------------------------------------

THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.

12.5% Senior Subordinated Note due 2007                      $ 2,712,000               2/5/98             2,444,218       2,725,289
Common Stock (B)                                                630 shs.               2/4/98               630,000         567,000
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                            444 shs.               2/5/98               368,832               4
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,443,050       3,292,293
------------------------------------------------------------------------------------------------------------------------------------

THERMA-TRU CORPORATION
A manufacturer of residential exterior entry door systems.

12.25% Senior Subordinated Note due 2009                     $ 1,236,000               5/9/00               977,239       1,260,596
Limited Partnership Interest of KT Holding Company, L.P. (B)  0.52% int.               5/5/00               773,200         695,430
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                            739 shs.               5/9/00               287,370               7
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,037,809       1,956,033
------------------------------------------------------------------------------------------------------------------------------------

TIDEWATER HOLDINGS, INC.
An operator of a barge transportation line on the Columbia / Snake River system.

Convertible Preferred Stock, convertible into
  common stock at $1,000 per share (B)                        1,120 shs.              7/25/96             1,120,000         784,000
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                            474 shs.              7/25/96                48,216         331,632
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1,168,216       1,115,632
------------------------------------------------------------------------------------------------------------------------------------

TRANSMONTAIGNE OIL COMPANY - A.S.E.
An independent petroleum products marketing company.

Common Stock (B)                                            333,326 shs.                    *             1,109,177       1,634,964
------------------------------------------------------------------------------------------------------------------------------------
*3/28/91, 12/18/91, 9/30/92, 9/30/93, 9/30/94, 3/31/95 and 5/9/95.
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
TRANSTECHNOLOGY ENGINEERED COMPONENTS
A manufacturer of precision engineered metal and plastic fasteners and assembly components.

12.75% Senior Subordinated Note due 2008                     $ 1,875,000              12/6/01         $   1,875,000   $   1,842,375
Membership Interests (B)                                    250,000 int.              12/6/01               250,000         225,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,125,000       2,067,375
------------------------------------------------------------------------------------------------------------------------------------

TREND TECHNOLOGIES, INC.
A manufacturer and assembler of plastic injection molded and stamped metal parts.

Limited Partnership Interest of Riverside V Holding
  Company, L.P.                                               4.23% int.                    *                   646          99,078
Limited Partnership Interest of Riverside V-A Holding
  Company, L.P.                                              12.29% int.                    *                 1,410         243,528
------------------------------------------------------------------------------------------------------------------------------------
*3/21/97, 10/16/97, 11/19/97 and 3/12/99.                                                                     2,056         342,606
------------------------------------------------------------------------------------------------------------------------------------

TRIDEX CORP. - O.T.C.
A designer and manufacturer of point-of-sale monitors and keyboards used by retailers and restaurants.

12% Senior Subordinated Note due 2005 (B)                    $ 3,000,000              4/17/98             3,000,000          60,000
Common Stock (B)                                             71,429 shs.              4/17/98               500,003               -
Warrant, exercisable until 2005, to purchase
  common stock at $2.03 per share (B)                       218,182 shs.              5/26/98                     1               -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,500,004          60,000
------------------------------------------------------------------------------------------------------------------------------------

TRONAIR, INC.
A designer, engineer and manufacturer of ground support equipment for the business, commuter and commercial aviation markets.

10.5% Senior Secured Term Note due 2008                      $ 2,368,750              1/20/00             2,368,750       2,305,741
12% Senior Subordinated Note due 2010                        $ 1,326,500              1/20/00             1,239,470       1,264,420
Common Stock (B)                                            227,400 shs.              1/20/00               227,400         181,920
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                        260,563 shs.              1/20/00                98,540           2,606
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,934,160       3,754,687
------------------------------------------------------------------------------------------------------------------------------------

TRUSEAL TECHNOLOGIES, INC.
A manufacturer of sealant systems for the North American window and door market.

12.25% Senior Subordinated Note due 2006                     $ 2,675,000              6/23/97             2,448,922       2,696,935
Limited Partnership Interest (B)                             10.04% int.              6/17/97               824,600         742,140
Warrant, exercisable until 2006, to purchase
  limited partnership interest at $.01 per unit (B)           1,258 uts.              6/23/97               376,932             294
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          3,650,454       3,439,369
------------------------------------------------------------------------------------------------------------------------------------

TVI, INC.
A retailer of used clothing in the United States, Canada and Australia.

15.971% Senior Subordinated Note due 2008                    $ 1,952,320               5/2/00             1,873,637       1,959,348
Common Stock (B)                                            354,167 shs.               5/2/00               354,167         318,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,227,804       2,278,098
------------------------------------------------------------------------------------------------------------------------------------

26

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                             Shares, Units
                                                          Warrants, Ownership       Acquisition                        Fair Value
Corporate Restricted Securities: (A) continued            or Principal Amount          Date               Cost         At 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
U.S. NETTING, INC.
A manufacturer of plastic netting for a wide variety of industries.

Common Stock (B)                                              4,911 shs.               5/3/95         $     391,230   $       4,911
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                          2,795 shs.               5/3/95                35,923              28
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            427,153           4,939
------------------------------------------------------------------------------------------------------------------------------------

USFLOW CORPORATION
A distributor of industrial pipes, valves and fittings.

12.5% Senior Subordinated Note due 2007                      $ 3,463,000             12/14/99             3,073,241       3,196,695
Class B Common Stock (B)                                        664 shs.             12/14/99               664,200         531,360
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                            565 shs.             12/14/99               461,733               6
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          4,199,174       3,728,061
------------------------------------------------------------------------------------------------------------------------------------

VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities.

Series A Preferred Units (B)                                  0.13% int.              12/2/96                     1               2
------------------------------------------------------------------------------------------------------------------------------------

VITEX PACKAGING, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.

12% Senior Subordinated Note due 2008                        $ 2,045,265             12/18/00             1,890,605       2,059,582
Limited Partnership Interest of Riverside VI Holding
  Company, L.P.                                               4.80% int.                    *               351,315         281,043
Limited Partnership Interest of Riverside Capital
  Appreciation Fund II, L.P. (B)                              1.58% int.             12/18/00                79,735          63,804
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                            308 shs.                   **               227,729               3
------------------------------------------------------------------------------------------------------------------------------------
*12/30/97 and 9/9/99.                                                                                     2,549,384       2,404,432
------------------------------------------------------------------------------------------------------------------------------------
**1/2/98 and 12/18/00.
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON INVENTORY SERVICES, INC.
A provider of physical inventory taking and other related services to retailers.

12.5% Senior Subordinated Note due 2008                      $ 1,646,881              11/3/00             1,601,252       1,703,369
Senior Preferred Stock (B)                                    4,692 shs.              11/1/00               469,160         469,160
Class B Common Stock (B)                                      8,959 shs.              11/1/00                 8,959           8,063
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                          3,979 shs.              11/3/00                49,804              40
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,129,175       2,180,632
------------------------------------------------------------------------------------------------------------------------------------

WICOR AMERICAS, INC.
A manufacturer of cellulose based insulation products, systems and services for electrical transformer equipment manufacturers.

20% Senior Subordinated Secured Note due 2009                $ 2,125,000              11/9/01             2,125,000       2,106,512
------------------------------------------------------------------------------------------------------------------------------------
Total Private Placement Investments                                                                     190,022,042     159,475,779
------------------------------------------------------------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                           Interest      Due           Shares or                       Fair Value
Corporate Restricted Securities: (A) continued               Rate        Date       Principal Amount      Cost         at 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
Rule 144A Securities - 3.18%: (A)
BONDS - 0.16%
Climachem, Inc.                                             10.750%    12/01/07       $     175,000   $     168,000   $      78,750
Cuddy International Corp. (B)                               10.750     12/01/07             496,353         488,938         208,468
                                                                                      -------------   -------------   -------------
Total Bonds                                                                           $     671,353         656,938         287,218
                                                                                      =============   =============   =============

CONVERTIBLE BONDS - 2.42%
Commscope, Inc.                                              4.000%    12/15/06       $     145,000         145,000         118,900
Echostar Communications, Inc.                                4.875     01/01/07             400,000         400,000         355,000
F E I Co.                                                    5.500     08/15/08             375,000         375,000         368,906
Home Depot Exchangeable Trust                                1.000     02/14/06           1,315,000       1,162,953       1,214,731
Hyperion Solutions Corp.                                     4.500     03/15/05             200,000         200,000         174,500
Invitrogen Corp.                                             2.250     12/15/06             425,000         425,000         411,719
Photronics, Inc.                                             4.750     12/15/06             425,000         425,000         465,906
Rite Aid Corp.                                               4.720     12/01/06             200,000         200,000         191,750
Sanmina-SCI Corp.                                            0.000     09/12/20           1,090,000         453,713         406,025
Telewest Finance                                             6.000     07/07/05             405,000         280,463         262,057
Triquint Semiconductor, Inc.                                 4.000     03/01/07             225,000         168,441         164,250
Viropharma, Inc.                                             6.000     03/01/07             215,000         147,282         107,500
                                                                                      -------------   -------------   -------------
Total Convertible Bonds                                                               $   5,420,000       4,382,852       4,241,244
                                                                                      =============   =============   =============

CONVERTIBLE PREFERRED STOCK - 0.57%
D T Industries, Inc. (B)                                                                     40,000       2,000,000       1,000,000
                                                                                                      -------------   -------------
Total Convertible Preferred Stock                                                                         2,000,000       1,000,000
                                                                                                      -------------   -------------

COMMON STOCK - 0.00%
Jordan Telecom Products (B)                                                                      70          14,000             350
                                                                                                      -------------   -------------
Total Common Stock                                                                                           14,000             350
                                                                                                      -------------   -------------

WARRANTS - 0.03%
Winsloew Escrow Corp. (B)                                                                       900               9          45,000
                                                                                                      -------------   -------------
Total Warrants                                                                                                    9          45,000
                                                                                                      -------------   -------------
Total Rule 144A Securities                                                                                7,053,799       5,573,812
                                                                                                      -------------   -------------
Total Corporate Restricted Securities                                                                 $ 197,075,841   $ 165,049,591
                                                                                                      -------------   -------------

28

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                           Interest      Due           Shares or                       Market Value
Corporate Public Securities - 10.21%:(A)                     Rate        Date       Principal Amount      Cost         at 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
BONDS - 2.00%
Derby Cycle Corp. (B)                                       10.000%    05/15/08       $     332,195   $     332,195   $      66,439
EV International, Inc. (B)                                  11.000     03/15/07             750,000         450,000          75,000
G F S I, Inc.                                                9.625     03/01/07             145,000         121,774          95,700
L L S Corp. (B)                                             11.625     08/01/09             500,000         445,000          50,000
Neff Corp.                                                  10.250     06/01/08             230,000         227,687         135,700
Numatics, Inc.                                               9.625     04/01/08             820,000         788,485         287,000
Remington Products Co.                                      11.000     05/15/06             600,000         595,506         459,000
Sports Club Co.                                             11.375     03/15/06             600,000         582,000         539,250
United Refining Co.                                         10.750     06/15/07           1,365,000       1,365,000       1,085,175
W E C, Inc. (B)                                             12.000     07/15/09             800,000         800,000          80,000
Winsloew Escrow Corp.                                       12.750     08/15/07             900,000         879,472         630,000
                                                                                      -------------   -------------   -------------
Total Bonds                                                                           $   7,042,195       6,587,119       3,503,264
                                                                                      =============   =============   =============

COMMON STOCK - 3.76%
American Country Holdings, Inc. (B)                                                         101,397         760,886         178,459
American Pharmaceutical PT (B)                                                                  700          11,200          14,560
Aramark Corp. (B)                                                                            14,300         328,900         384,670
Computer Horizons Corp. (B)                                                                  32,068         301,942         102,938
Florist Transworld Delivery, Inc. (B)                                                        29,374          41,258         440,610
H C I Direct, Inc. (B)                                                                        1,000               -             100
Key3media Group, Inc. (B)                                                                   195,000         984,750       1,039,350
Magma Design Automation (B)                                                                   1,625          21,125          49,205
Nassda Corp. (B)                                                                                600           6,600          13,494
Netscreen Technologies, Inc. (B)                                                              3,400          54,400          75,242
PepsiAmericas, Inc.                                                                          92,145       2,006,365       1,271,601
Proton Energy Systems, Inc. (B)                                                              26,000         328,859         214,500
Prudential Financial, Inc. (B)                                                                7,800         214,500         258,882
Rent-Way, Inc. (B)                                                                           60,363         600,009         361,574
Suprema Specialties, Inc. (B)                                                                32,500         414,375         292,500
Swiss Army Brands, Inc. (B)                                                                  39,000         393,825         253,500
Titan Corp. (B)                                                                              58,052         173,221       1,448,398
Untied Defense Industries (B)                                                                 8,300         157,700         174,715
Vina Technologies, Inc. (B)                                                                     572           1,687             686
                                                                                                      -------------   -------------
Total Common Stock                                                                                        6,801,602       6,574,984
                                                                                                      -------------   -------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                           Interest      Due           Shares or                       Market Value
Corporate Public Securities - 10.21% (A)                     Rate        Date       Principal Amount      Cost         at 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 4.14%
B E A Systems, Inc.                                          4.000%    12/15/06       $     525,000   $     382,594   $     445,594
Charter Communications, Inc.                                 4.750     06/01/06             660,000         660,000         602,250
Commscope, Inc.                                              4.000     12/15/06              40,000          34,550          32,800
Corning Inc.                                                 0.000     11/08/15             795,000         589,829         411,412
Cox Communications, Inc.                                     0.426     04/19/20           3,260,000       1,350,617       1,401,800
Cypress Semiconductor Corp.                                  4.000     02/01/05             210,000         210,000         179,813
Echostar Communications                                      4.875     01/01/07           1,000,000         805,000         887,500
Hyperion Solutions, Inc.                                     4.500     03/15/05              50,000          35,500          43,625
Mediacom Communications Corp.                                5.250     07/01/06           1,400,000       1,400,000       1,646,750
Nextel Communications                                        5.250     01/15/10             825,000         608,625         498,094
S C I Systems, Inc.                                          3.000     03/15/07             800,000         727,038         660,000
Sanmina-SCI Corp.                                            0.000     09/12/20           1,190,000         425,373         443,275
                                                                                      -------------   -------------   -------------
Total Convertible Bonds                                                               $  10,755,000       7,229,126       7,252,913
                                                                                      =============   =============   =============


CONVERTIBLE PREFERRED STOCK - 0.30%
Prudential Financial, Inc.                                                                    9,000   $     450,000   $     523,800
                                                                                                      -------------   -------------
Total Convertible Preferred Stock                                                                           450,000         523,800
                                                                                                      -------------   -------------

WARRANTS - 0.01%
American Country Holdings, Inc. (B)                                                         183,117          45,779          12,818
                                                                                                      -------------   -------------
Total Warrants                                                                                               45,779          12,818
                                                                                                      -------------   -------------
Total Corporate Public Securities                                                                     $  21,113,626   $  17,867,779
                                                                                                      =============   =============


                                                           Interest      Due            Principal                      Market Value
Short-Term Securities:                                    Rate/Yield     Date             Amount           Cost        at 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 6.02%
Ford Motor Credit Co.                                        2.530%    01/15/02       $   2,420,000   $   2,417,619   $   2,417,619
Praxair, Inc.                                                2.500     01/14/02           2,880,000       2,877,400       2,877,400
Puplic Service Co. of Colorado                               2.850     01/02/02           2,820,000       2,819,777       2,819,777
Textron Financial Corp.                                      2.300     01/11/02           2,430,000       2,428,447       2,428,447
                                                                                      -------------   -------------   -------------
Total Short-Term Securities                                                           $  10,550,000   $  10,543,243   $  10,543,243
                                                                                      =============   -------------   -------------

Total Investments                                           110.48%                                   $ 228,732,710   $ 193,460,613
                                                                                                      =============   -------------

Other Assets                                                  3.83                                                        6,710,706
Liabilities                                                 (14.31)                                                     (25,058,772)
                                                            -------                                                   -------------
Total Net Assets                                            100.00%                                                   $ 175,112,547
                                                            =======                                                   =============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.

See Notes to Financial Statements.

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001
                                                                    Fair Value
Corporate Restricted Securities:                                    At 12/31/01
--------------------------------------------------------------------------------
AUTOMOBILE - 3.95%
America's Body Co., Inc. / LCP Holding Co.                         $  3,328,456
LIH Investors, L.P.                                                   3,584,005
--------------------------------------------------------------------------------
                                                                      6,912,461
--------------------------------------------------------------------------------

BEVERAGE, FOOD & TOBACCO - 3.38%
Beta Brands, Inc.                                                     2,535,659
Cains Foods, L.P.                                                       823,469
Premium Foods Group                                                   2,559,603
--------------------------------------------------------------------------------
                                                                      5,918,731
--------------------------------------------------------------------------------

BROADCASTING & ENTERTAINMENT - 0.20%
Echostar Communications, Inc.                                           355,000
--------------------------------------------------------------------------------

BUILDINGS & REAL ESTATE - 7.49%
Adorn, Inc.                                                           2,141,507
PGT Industries, Inc.                                                  2,075,474
Strategic Equipment & Supply Partners, Inc.                           3,100,342
Supreme Industries, Inc.                                                400,192
Therma-Tru Corporation                                                1,956,033
Truseal Technologies, Inc.                                            3,439,369
--------------------------------------------------------------------------------
                                                                     13,112,917
--------------------------------------------------------------------------------

CARGO TRANSPORT - 1.82%
Kenan-Advantage Transport Company                                     2,064,674
Tidewater Holdings, Inc.                                              1,115,632
--------------------------------------------------------------------------------
                                                                      3,180,306
--------------------------------------------------------------------------------

CHEMICAL, PLASTICS & RUBBER - 2.86%
Process Chemicals LLC                                                 2,565,888
RK Polymers LLC                                                       2,102,690
Trend Technologies, Inc.                                                342,606
U.S. Netting, Inc.                                                        4,939
--------------------------------------------------------------------------------
                                                                      5,016,123
--------------------------------------------------------------------------------

CONSUMER PRODUCTS - 11.48%
Alpha Shirt Company                                                   3,962,140
Colibri Holdings Corporation                                          2,036,986
Consumer Product Enterprises, Inc.                                      878,073
Corvest Group, Inc.                                                   4,048,292
Dexter Magnetic Technologies, Inc.                                    2,059,102
G C-Sun Holdings, L.P.                                                1,700,176
Keepsake Quilting, Inc.                                               2,133,465
The Tranzonic Companies                                               3,292,293
--------------------------------------------------------------------------------
                                                                     20,110,527
--------------------------------------------------------------------------------

                                                                    Fair Value
Corporate Restricted Securities:                                    At 12/31/01
--------------------------------------------------------------------------------
CONTAINERS, PACKAGING & GLASS - 5.46%
C & K Manufacturing and Sales Company                              $    657,788
Capitol Specialty Plastics, Inc.                                            403
Paradigm Packaging, Inc.                                              2,313,062
Plassein Packaging, Inc.                                              1,050,927
Snyder Industries, Inc.                                               3,126,255
Vitex Packaging, Inc.                                                 2,404,432
--------------------------------------------------------------------------------
                                                                      9,552,867
--------------------------------------------------------------------------------

DIVERSIFIED/CONGLOMERATE - MANUFACTURING - 15.64%
D T Industries, Inc.                                                  1,000,000
Evans Consoles, Inc.                                                  3,182,270
Highgate Capital LLC                                                    700,000
Hussey Seating Company                                                2,019,073
Jackson Products, Inc.                                                  307,282
Jason, Inc.                                                           1,941,331
Maxtec International Corp.                                              665,055
NPC, Inc.                                                             4,104,721
PAR Acquisition Corp.                                                 1,334,666
PW Eagle, Inc.                                                        3,958,553
Safety Speed Cut Manufacturing Company, Inc.                          4,000,102
Transtechnology Engineered Components                                 2,067,375
Wicor Americas, Inc.                                                  2,106,512
--------------------------------------------------------------------------------
                                                                     27,386,940
--------------------------------------------------------------------------------

DIVERSIFIED/CONGLOMERATE - SERVICE - 9.20%
Diversco, Inc. / DHI Holdings, Inc.                                   1,311,204
Examination Management Services, Inc.                                 3,629,456
Hamilton Funeral Services Centers, Inc.                               1,796,568
Lancaster Laboratories, Inc.                                          2,069,327
Magnetic Data Technologies, Inc. / MDT Holdings LLC                   2,131,888
Pharmaceutical Buyers, Inc.                                             818,840
SpectaGuard Acquisition LLC                                           2,164,578
Washington Inventory Services, Inc.                                   2,180,632
--------------------------------------------------------------------------------
                                                                     16,102,493
--------------------------------------------------------------------------------

ELECTRONICS - 7.34%
Coining Corporation of America                                        2,341,673
Commscope, Inc.                                                         118,900
Directed Electronics, Inc.                                            4,245,791
Evolve Software, Inc.                                                        58
Fairmarket, Inc.                                                            219
Hyperion Solutions Corp.                                                174,500
IBEAM Broadcasting Corporation                                               10
Integration Technology Systems, Inc.                                  2,061,958
Precision Dynamics, Inc.                                              3,286,877
Sanmina-SCI Corp.                                                       406,025
Tridex Corp.                                                             60,000
Triquint Semiconductor, Inc.                                            164,250
--------------------------------------------------------------------------------
                                                                     12,860,261
--------------------------------------------------------------------------------

MassMutual Corporate Investors

Consolidated Schedule of Investments

DECEMBER 31, 2001

                                                                    Fair Value
Corporate Restricted Securities:                                    At 12/31/01
--------------------------------------------------------------------------------
FARMING & AGRICULTURE - 0.70%
Cuddy International Corp.                                          $    208,468
Polymer Technologies, Inc. / Poli-Twine Western, Inc.                   962,891
Protein Genetics, Inc.                                                   50,175
--------------------------------------------------------------------------------
                                                                      1,221,534
--------------------------------------------------------------------------------

FINANCE - 0.15%
Telewest Finance                                                        262,057
--------------------------------------------------------------------------------

HEALTHCARE, EDUCATION & CHILDCARE - 4.62%
DHD Healthcare, Inc.                                                  2,069,574
Enzymatic Therapy, Inc.                                               2,046,061
Nexell Therapeutics, Inc.                                             3,867,545
Viropharma, Inc.                                                        107,500
--------------------------------------------------------------------------------
                                                                      8,090,680
--------------------------------------------------------------------------------

HOME & OFFICE FURNISHINGS, HOUSEWARES,
AND DURABLE CONSUMER PRODUCTS - 5.42%
Fasteners for Retail, Inc.                                            4,276,006
Moss, Inc.                                                            1,105,093
Star International, Inc.                                              4,112,932
--------------------------------------------------------------------------------
                                                                      9,494,031
--------------------------------------------------------------------------------

LEISURE, AMUSEMENT, ENTERTAINMENT - 5.11%
Adventure Entertainment Corporation                                      20,705
Grand Expeditions, Inc.                                               1,275,100
Merit Industries, Inc.                                                3,616,553
Olympic Boat Centers, Inc.                                            4,036,231
--------------------------------------------------------------------------------
                                                                      8,948,589
--------------------------------------------------------------------------------

MINING, STEEL, IRON & NON PRECIOUS METALS - 1.25%
Better Minerals & Aggregates                                          2,182,627
--------------------------------------------------------------------------------

MISCELLANEOUS - 2.80%
CapeSuccess LLC                                                         105,196
Climachem, Inc.                                                          78,750
East River Ventures I, L.P.                                              28,972
Immedient Corp.                                                          33,932
Invitrogen Corp.                                                        411,719
Photronics, Inc.                                                        465,906
USFlow Corp.                                                          3,728,061
Victory Ventures LLC                                                          2
Winsloew Escrow Corp.                                                    45,000
--------------------------------------------------------------------------------
                                                                      4,897,538
--------------------------------------------------------------------------------

                                                                    Fair Value
Corporate Restricted Securities:                                    At 12/31/01
--------------------------------------------------------------------------------
OIL AND GAS - 0.93%
Chaparral Resources, Inc.                                          $        223
TransMontaigne Oil Company                                            1,634,964
--------------------------------------------------------------------------------
                                                                      1,635,187
--------------------------------------------------------------------------------

PERSONAL TRANSPORTATION - 2.14%
Tronair, Inc.                                                         3,754,687
--------------------------------------------------------------------------------

RETAIL STORES - 2.10%
Home Depot Exchangeable Trust                                         1,214,731
Rent-Way, Inc.                                                              200
Rite Aid Corp.                                                          191,750
TVI, Inc.                                                             2,278,098
--------------------------------------------------------------------------------
                                                                      3,684,779
--------------------------------------------------------------------------------

TECHNOLOGY - 0.21%
F E I Co.                                                               368,906
--------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.00%
Jordan Telecom Products                                                     350
--------------------------------------------------------------------------------

TEXTILES - 0.00%
Kappler Safety Group, Inc.                                                    -
--------------------------------------------------------------------------------

Total Corporate Restricted Securities - 94.25%                     $165,049,591
================================================================================
32

MassMutual Corporate Investors

Notes to Consolidated Financial Statements

DECEMBER 31, 2001 AND 2000

1. HISTORY
MassMutual Corporate Investors (the "Trust") is a closed-end, non-diversified investment company. David L. Babson & Company Inc., ("Babson"), a majority owned subsidiary of Massachusetts Mutual Life Insurance Company, ("MassMutual"), acts as its investment adviser.

The Trust commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been consolidated in the accompanying financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America.

A. Valuation of Investments:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in or restrictions on resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a directly negotiated transaction to a limited number of purchasers or in a public offering for which a registration statement is in effect under the Securities Act of 1933.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Board of Trustees of the Trust (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (otherwise than as Trustees) or of Babson. In making valuations, the Trustees will consider reports by Babson analyzing each portfolio security in accordance with the relevant factors referred to above. Babson has agreed to provide such reports to the Trust at least quarterly.

   The financial statements include restricted securities valued at $165,049,591 (94.25% of net assets) as of December 31, 2001 ($176,899,997 at December 31,
   2000) whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2001, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

B. Accounting for Investments:

   Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   The Trust has elected to accrue, for financial reporting purposes, certain premiums and discounts which are required to be accrued for federal income tax purposes.

MassMutual Corporate Investors

Notes to Consolidated Financial Statements

DECEMBER 31, 2001 AND 2000

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

C. Use of Estimates:
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:
   No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.

   In 2001, the Trust reclassed ($32,035) from undistributed net investment income to additional paid-in capital to more accurately portray the Trust's financial position. This reclass has no impact on the Trust's net asset value per share.

E. Reclassifications:
   Certain amounts from prior years' financial statements have been reclassed to conform with current year presentation.

3. MANAGEMENT FEE
Under an investment services contract, Babson has agreed to invest for MassMutual's general account concurrently with the Trust in each restricted security purchased by the Trust. Babson, in addition to originating and sharing in the purchase of such securities, represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Babson provides a continuing review of the investment operations of the Trust. Babson also provides the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

Under the investment services contract, as amended July 1, 1988, the Trust pays Babson a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% approximately equivalent to .25% on an annual basis.

The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrial Stock Price Index and the Lehman Brothers Intermediate Credit Bond Index (formerly called the Lehman Brothers Intermediate Corporate Bond Index) over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. The Performance Adjustment for the quarters ended March 31, June 30, September 30 and December 31, 2001 was:

                                          Performance
                                           Adjustment               Amount
--------------------------------------------------------------------------------
March 31, 2001                               0.0625%              $ 113,989
June 30, 2001                                0.0625%                115,719
September 30, 2001                           0.0625%                111,324
December 31, 2001                            0.0625%                109,737
--------------------------------------------------------------------------------
Total                                        0.2500%              $ 450,769

A. Note Payable:
   On November 5, 1993, the Trust sold to MassMutual at par a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2000 (the "Note") which accrues at 5.33% per annum. The Note holder, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion.

   In agreement with MassMutual, the Note's maturity has been extended for an additional seven years from November 15, 2000. The Note is due November 15, 2007 and will accrue at 7.39% per annum. For each of the years ended December 31, 2001 and 2000, the Trust incurred total interest expense on the Note of $1,478,000 and $1,117,500, respectively.

B. Revolving Credit Agreement:
   The Trust entered into a Revolving Credit Agreement with Fleet National Bank as of June 29, 2000, in the principal amount of $25,000,000, maturing on May 31, 2005. The interest rate on the outstanding revolving loan is determined for periods of one, three or six months (as selected by the Trust) and is set at an annual rate equal to LIBOR (London Interbank Offered Rate) plus 0.37%. The Trust also agreed to pay an up-front fee equal to 0.10% on the total commitment. The facility fee is 0.15% per annum of the total commitment.

   As of December 31, 2001 and 2001, there were no outstanding loans drawn against the revolving credit facility. For the period ended December 31, 2001 and 2000, the Trust incurred $37,397 and $19,007 in expense related to the undrawn portion.
34

MassMutual Corporate Investors

Notes to Consolidated Financial Statements

DECEMBER 31, 2001 AND 2000

5. PURCHASES AND SALES OF INVESTMENTS

                                              For the Year       For the Year
                                            Ended 12/31/2001   Ended 12/31/2000
--------------------------------------------------------------------------------
                                                Cost of Investments Acquired
--------------------------------------------------------------------------------
Corporate restricted securities               $ 29,582,911       $ 88,296,838
Corporate public securities                     16,987,578         37,405,876
Short-term securities                          579,764,573        607,186,552
--------------------------------------------------------------------------------
                                              Proceeds from Sales or Maturities
--------------------------------------------------------------------------------
Corporate restricted securities               $ 40,001,873       $ 84,582,425
Corporate public securities                     19,329,657         51,516,754
Short-term securities                          576,507,503        614,777,319

The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 2001. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 2001 is $35,272,097 and consists of $13,236,957 appreciation and $48,509,054 depreciation.

The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 2000. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 2000 is $28,299,431 and consists of $21,201,697 appreciation and $49,501,128 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                              Amount      Per Share     Amount      Per Share
--------------------------------------------------------------------------------
                                 March 31, 2001            March 31, 2000
--------------------------------------------------------------------------------
Investment income          $ 4,901,147               $ 4,958,909
Net investment income        3,729,498      $ 0.43     4,063,971      $ 0.47
Net realized and unrealized
(loss) gain on investments  (1,686,474)      (0.19)   11,553,274        1.35
--------------------------------------------------------------------------------
                                  June 30, 2001             June 30, 2000
--------------------------------------------------------------------------------
Investment income            5,051,877                 5,365,267
Net investment income        3,844,565        0.44     4,211,896        0.49
Net realized and unrealized
gain on investments          2,449,657        0.28     6,468,569        0.76
--------------------------------------------------------------------------------
                               September 30, 2001        September 30, 2000
--------------------------------------------------------------------------------
Investment income            4,875,161                 5,271,922
Net investment income        3,737,511        0.43     4,260,988        0.50
Net realized and unrealized
loss on investments         (7,180,355)      (0.83)   (9,996,453)      (1.17)
--------------------------------------------------------------------------------
                                December 31, 2001         December 31, 2000
--------------------------------------------------------------------------------
Investment income            4,661,551                 5,315,898
Net investment income        3,545,560        0.40     4,331,989        0.50
Net realized and unrealized
gain (loss) on investments   1,785,165        0.21   (12,023,011)      (1.40)

MassMutual Corporate Investors

Interested Trustees

Name (Age), Address,                       Principal Occupation                                            Term Began/
Position with the Trust       During the Past Five Years/Other Directorships Held                           Term Ends
------------------------------------------------------------------------------------------------------------------------------
STUART H. REESE* (46)         Executive Vice President and Chief Investment Officer (since 1999)             1974/2003
MassMutual Life Ins. Co.      of MassMutual Director and CEO (since 2000), and President
1295 State Street             (2000-2001) of Babson Chief Executive Director (1997-1999), Senior
Springfield, MA 01111         Vice President (1993-1997) of MassMutual President (1993-1999),
                              Chairman and Trustee (1999), MML Series Investment Fund Director
Trustee                       (since 1995), MassMutual Corporate Value Partners President
Chairman (since 1999)         (1994-1999), Chairman and Trustee (1999), MassMutual Institutional
President (1993-1999)         Funds Director (since 1993), MML Baystate Life Insurance Company
                              Advisory Board Member (since 1995), Kirtland Capital Partners
                              Director (since 1996), MassMutual High Yield Partners II Director
                              (since 1996), CM Assurance Company Director (since 1996), CM Benefit
                              Insurance Company Director (since 1996), CM Life Insurance Company
                              Director (since 1996), CM International, Inc Director (since 1996),
                              Antares Capital Corporation Director (since 1996), Charter Oak
                              Capital Management, Inc. Director (since 1996), State House I
                              Corporation President (since 1998), MassMutual/Darby CBO LLC
                              Director (since 1999), MLDP Holdings Chairman (since 2000),
                              Cornerstone Real Estate Advisers Inc. Trustee, Chairman (since 1999)
                              and President (1993-1999) MassMutual Participation Investors
                              (closed-end investment company advised by Babson).

------------------------------------------------------------------------------------------------------------------------------
RICHARD G. DOOLEY**(72)       Consultant (since 1993) and former Executive Vice President and                1999/2003
MassMutual Life Ins. Co.      Chief Investment Officer of MassMutual Director (since 1992), Kimco
1295 State Street             Realty Corp. (shopping center ownership and management) Director
Springfield, MA 01111         (since 1993), Jeffries Group, Inc. (financial services holding company) Chairman (1999 and 1988-1995), Vice Chairman (1995-1999)
Trustee                       and Trustee, MML Series Investment Fund (open-end investment company
Vice-Chairman (since 1995)    advised by the Insurance Company) Chairman (1999, and 1988-1995),
Chairman (1999, 1982-1995)    Vice Chairman (since 1995) and Trustee (since 1988), MassMutual
                              Participation Investors (closed-end investment company advised by
                              Babson).







* Mr. Reese is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, amended) because of his position as an Officer of the Trust and a Director and CEO of Babson.

** Mr. Dooley is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, amended) because of his position as an Officer of the Trust and as a consultant to MassMutual.

MassMutual Corporate Investors

Independent Trustees

Name (Age), Address,                       Principal Occupation                                            Term Began/
Position with the Trust       During the Past Five Years/Other Directorships Held                           Term Ends
------------------------------------------------------------------------------------------------------------------------------

DONALD E. BENSON (71)         Executive Vice President and Director (since 1992), Marquette                  1986/2004
MassMutual Corporate          Bancshares (bank holding company) Partner (since 1996), Benson
Investors                     Family Limited Partnership No. 1 and Benson Family Limited
1500 Main Street, Suite 1100  Partnership No. 2 (investment partnerships) Partner (since 1987),
Springfield, MA 01115         Benson, Pinckney, Oates Partnership (building partnership) Director
                              (since 1997), Mercantile Bancorp (bank holding company) and
Trustee                       Mercantile National Bank Director, Mesaba Holdings, Inc. (commuter airline) Trustee (since 1988), MassMutual Participation Investors
                              (closed-end investment company advised by Babson).

------------------------------------------------------------------------------------------------------------------------------
MILTON COOPER (72)            Chairman (since 1992), Kimco Realty Corp. (shopping center ownership           1990/2002
MassMutual Corporate          and management) Director, Getty Petroleum Corp. (petroleum
Investors                     marketing) Director, Blue Ridge Real Estate Trustee (since 1990),
1500 Main Street, Suite 1100  MassMutual Participation Investors (closed-end investment company
Springfield, MA 01115         advised by Babson).

Trustee

------------------------------------------------------------------------------------------------------------------------------
DONALD GLICKMAN (68)          Chairman (since 1992), Donald Glickman and Company, Inc. (investment           1992/2004
MassMutual Corporate          banking) Director (1988-2000), CalTex Industries, Inc. (manufacturer
Investors                     of windows) Monro Muffler Brake, Inc. Director (since 1998), MSC
1500 Main Street, Suite 1100  Software, Inc., Partner (since 1992), J.F. Lehman & Co. (private
Springfield, MA 01115         investments) Trustee (since 1992), MassMutual Participation
                              Investors (closed-end investment company advised by Babson).
Trustee

------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (66)           President and Director, (1983-2000) H Corporation Partner                      1991/2003
MassMutual Corporate          (1986-2000), Consolidated Nursery Properties (wholesale nursery and
Investors                     garden center) Director (1993-2000), Optical Security Group, Inc.
1500 Main Street, Suite 1100  (product security) Director (since 1992), Schuler Homes, Inc.
Springfield, MA 01115         (housing) Director (1990-1998), PNB Financial Group (bank holding company) Director (since 1997), T Netiks (communications) Director
Trustee                       (since 1996), PJ America (pizza restaurant) Director (1993-1998),
                              PJNC, Inc. (pizza restaurant) Director (1994-1999), Ardent Software,
                              Inc. (computer company) Director (since 1994), Houston Pizza Venture
                              (pizza restaurant) Trustee (since 1994), Regis University
                              (university) Director (since 1999), Value Click (internet marketing company) Director (since 1998), CoreChange, Inc. (technology portal company) Director (since 1998), Vail Banks (bank) Director (since
                              1994) PJ Iowa (pizza restaurant) Director (since 1998) PJ Nor-Cal
                              (pizza restaurant) Director (since 1999) Stephany's Chocolate (candy factory) Trustee (since 1991), MassMutual Participation Investors
                              (closed-end investment company advised by Babson).

------------------------------------------------------------------------------------------------------------------------------
JACK A. LAUGHERY (67)         Chairman (1997-1998), President and Partner (since 1996), Laughery's           1996/2002
MassMutual                    Investments Partner (since 1996) Papa John's New England (food
Corporate Investors           service) Consultant (since 1996), Papa John's Iowa (food service)
1500 Main Street, Suite 1100  Director (1997-1998), Maynard Capital Partners (investments)
Springfield, MA 01115         Director (since 1993), Papa John's International (food service companies) Director (since 1994), Houston Pizza Venture LLC (pizza
Trustee                       restaurant) Partner (1988-1998), Atlantic Beach Sheraton Partner
                              (since 1987), Coastal Lodging (hotels) Director (1990-1997), Sprint
                              Mid-Atlantic (telecommunications) Part Owner (since 1998), Rocky
                              Mount Harley Davidson Partner (since 1996), Papa John's Iowa Trustee
                              (since 1996), MassMutual Participation Investors (closed-end investment company advised by Babson).

------------------------------------------------------------------------------------------------------------------------------
CORINE T. NORGAARD (64)       Dean (since 1996), Barney School of Business and Public                        1998/2002
MassMutual                    Administration, University of Hartford Director (since 1997), The
Corporate Investors           Advest Bank Trustee (since 1993), Aetna Series Fund (investment
1500 Main Street, Suite 1100  company) Director (since 1992), Aetna Variable Series Fund Trustee
Springfield, MA 01115         (since 1998), MassMutual Participation Investors (a closed-end investment company advised by Babson).
Trustee

Name (Age), Address,
Position with the Trust
Principal Occupation
During the Past Five Years/Other Directorships Held
Term Began/
Term Ends

Members of the
Board of Trustees

Stuart H. Reese
Executive Vice President and
Chief Investment Officer,
Massachusetts Mutual Life
Insurance Company

Richard G. Dooley
Retired Executive Vice
President and Chief
Investment Officer,
Massachusetts Mutual Life
Insurance Company

Donald E. Benson*
Executive Vice President
and Director, Marquette
Bancshares, Inc.

Milton Cooper
Chairman, Kimco
Realty Corp.

Donald Glickman
Chairman, Donald Glickman
& Company, Inc.

Martin T. Hart*
Director,
Schuler Homes, Inc.

Jack A. Laughery
President and Partner,
Laughery Investments

Corine T. Norgaard*
Dean, Barney School
of Business and
Public Administration,
University of Hartford

*Member of Audit Committee

Independent Auditors' Report

To the Shareholders and the Board of Trustees of MassMutual Corporate Investors

We have audited the accompanying consolidated statements of assets and liabilities of MassMutual Corporate Investors (the "Trust"), including the consolidated schedule of investments, as of December 31, 2001 and 2000, and the related consolidated statements of operations, cash flows, changes in net assets, and the consolidated financial highlights for the years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended December 31, 1998 and for each of the years in the seven-year period then ended were audited by other auditors, whose report, dated February 25, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by corre-spondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2001 and 2000, and the results of its operations, its cash flows, changes in net assets, and financial highlights for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deliotte & Touche LLP
-------------------------------
New York, New York
February 8, 2002


       [PHOTO OF STUART H. REESE, CORINE T. NORGAARD & DONALD E. BENSON] Members of the Board of Trustees (left to right): Stuart H. Reese, Corine T. Norgaard, Donald E. Benson

                                                  MassMutual Corporate Investors

[PHOTO OF MARTIN T. HART, RICHARD G. DOOLEY, JACK A. LAUGHERY, MILTON COOPER & DONALD GLICKMAN]
Members of the Board of Trustees (left to right): Martin T. Hart, Richard G. Dooley, Jack A. Laughery, Milton Cooper, Donald Glickman

Dividend Reinvestment and Share Purchase Plan

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of close of business on the valuation date, or if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder).

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673

MassMutual Corporate Investors
1500 Main Street, Suite 1100
Springfield, Massachusetts 01115
(413) 226-1516 o www.massmutual.com/mci

Adviser
David L. Babson & Company Inc.

Auditor
Deloitte & Touche LLP
New York, New York 10281

Custodian
Citibank, N.A.

Transfer Agent & Registrar
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

Officers

Stuart H. Reese
Chairman

Richard G. Dooley
Vice Chairman

Robert E. Joyal
President

Charles C. McCobb, Jr.
Vice President and
Chief Financial Officer

Stephen L. Kuhn
Vice President and Secretary

Michael P. Hermsen
Vice President

Mary Wilson Kibbe
Vice President

Michael L. Klofas
Vice President

Richard C. Morrison
Vice President

Clifford M. Noreen
Vice President

Mark B. Ackerman
Treasurer

John T. Davitt, Jr.
Comptroller

MassMutual Corporate Investors                                            L4287A